UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008

ARYX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33782	77-0456039
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6300 Dumbarton Circle Fremont, California	94555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 585-2200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On December 18, 2008, ARYx Therapeutics, Inc. announced the results of an atrial fibrillation clinical trial involving the product candidate, ATI-2042. A copy of the press release issued by ARYx on December 18, 2008 in connection with this announcement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1

Press release, dated December 18, 2008, entitled “ARYx Therapeutics, Inc. Announces Successful Outcome of Atrial Fibrillation Clinical Trial on ATI-2042 – Clinical & Statistical Significance Demonstrated at the Primary Endpoint.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  December 18, 2008

ARYX THERAPEUTICS, INC.

By:	/s/ David Nagler
David Nagler
Vice President, Corporate Affairs and Secretary

EXHIBIT INDEX

(d)    Exhibits

Exhibit Number	Description
99.1

Press release, dated December 18, 2008, entitled “ARYx Therapeutics, Inc. Announces Successful Outcome of Atrial Fibrillation Clinical Trial on ATI-2042 – Clinical & Statistical Significance Demonstrated at the Primary Endpoint.”